UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 4, 2020 (January 31, 2020)

Emerald Expositions Events, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38076	42-1775077
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

31910 Del Obispo Street Suite 200 San Juan Capistrano, California	92675
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 226-5700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	EEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act (17 CFR 230.405) or Rule 12b-2 of the Exchange Act (17 CFR 240.12b-2).

Emerging Growth Company    ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On February 3, 2020, Emerald Expositions Events, Inc. (the “Company”) issued a press release announcing its plan to change its name to Emerald Holding, Inc., and its associated rebranding initiative. On February 3, 2020, the Company filed a Certificate of Amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to change its name to “Emerald Holding, Inc.,” effective 12:01 a.m. Eastern Standard Time on February 14, 2020. Under Section 242 of the Delaware General Corporation Law, the name change does not require stockholder approval. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
The name change does not affect the rights of the Company’s stockholders and there were no changes to the Company’s Certificate of Incorporation other than to reflect the name change. The Company’s common stock will continue to trade on the New York Stock Exchange under the Symbol “EEX,” and the CUSIP number for the Company’s common stock is now 29103W104. Outstanding stock certificates for shares of the Company are not affected by the name change, and they continue to be valid and need not be exchanged.
On January 31, 2020, the Company’s Board of Directors approved the further amendment and restatement of its Amended and Restated Bylaws (as amended and restated, the “Second Amended and Restated Bylaws”) to reflect the name change. The Second Amended and Restated Bylaws will become effective as of February 14, 2020. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and is incorporated herein by reference.
In connection with the overall rebranding of the Company, the name of the Company’s subsidiary Emerald Expositions, LLC will be changed to “Emerald X, LLC” and the name of the Company’s subsidiary Emerald Expositions Holding, Inc. will be changed to “Emerald X, Inc.”
Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Emerald Expositions Events, Inc., dated February 3, 2020.
3.2	Second Amended and Restated Bylaws of the Company, effective as of February 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2020		EMERALD EXPOSITIONS EVENTS, INC.

	By:	/s/ David Gosling
David Gosling
Senior Vice President, General Counsel and Secretary